THIS  NOTE  HAS  BEEN  ISSUED   PURSUANT  TO  AN  EXEMPTION  FROM  THE
    REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF ITS ISSUANCE.

                                 PROMISSORY NOTE

US$200,000                                                       August 16, 2000

     FOR VALUE RECEIVED, the undersigned, Fullcomm Technologies, Inc., a Delaware corporation (the "Obligor"), hereby promises to pay to the order of Jenadosa Holdings, a British, V.I. corporation (the "Holder"), the principal sum of Two Hundred Thousand Dollars ($200,000) payable as set forth below. The Obligor also promises to pay to the order of the Holder interest on the principal amount hereof at a rate per annum equal to ten and one-half percent (10.5%), which interest shall be payable at such time as the principal is due hereunder. Interest shall be calculated on the basis of the year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due shall bear interest at the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in coin or currency of the United States of America which at the time of payment shall be legal tender therein for the payment of public and private debts.

     This  Note  shall  be  subject  to  the  following   additional  terms  and
conditions:

     1. Payments. Subject to Section 2 hereof, all principal and interest due hereunder shall be in one (1) installment on August 3, 2001 (the "Maturity Date"). In the event that any payment to be made hereunder shall be or become due on Saturday, Sunday or any other day which is a legal bank holiday under the laws of the New York, such payment shall be or become due on the next succeeding business day.

     2.   Prepayment.  The Obligor and the Holder  understand and agree that the
          ----------
          principal  amount of this Note is  intended  as loan to the Obligor in anticipation of a equity or debt offering (the "Offering") by the Obligor. In the event that the Offering raises the minimum amount of $200,000 or more, then the entire unpaid principal amount of the Note (together with accrued interest hereon) shall become due and immediately payable to Holder.

     3.   No Waiver.  No failure or delay by the Holder in exercising any right,
          ---------
          power or
          privilege under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

     4.   Waiver of  Presentment  and Notice of  Dishonor.  The  Obligor and all
          -----------------------------------------------
          endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

     5.   Place of  Payment.  All  payments  of  principal  of this Note and the
          -----------------
          interest due hereon shall be made at such place as the Holder may from time to time designate in writing.

     6.   Events of Default. The entire unpaid principal amount of this Note and
          -----------------
          the interest due hereon shall, at the option of the Holder exercised by written notice to the Obligor forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice:

          a) if default shall be made in the due and punctual payment of the principal of this Note and the interest due thereon when and as the same shall become due and payable, whether at maturity, or by acceleration or otherwise, and such default have continued for a period of five (5) days;

          b)   if the Obligor shall:

               (i) admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or petition to take advantage of any insolvency act;

               (iii) make assignment for the benefit of creditors;

               (iv) consent to the appointment of a receiver of the whole or any substantial part of its property;

               (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt;

               (vi) file  a  petition  or  answer  seeking   reorganization   or
                    arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; or

          c) if the court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of the Obligor's property, and such other, judgment or decree shall not be vacated or set aside or stayed with ninety (90) days from the date of entry thereof;

          d) if, under the provisions of any other law for the relief or aid of debtors, any court or competent jurisdiction shall assume custody or control of the whole or any substantial part of Obligor's property and such custody or control shall not be terminated or stayed within (90) days from the date of assumption of such custody or control; and

          e) if (i) the Company sells, licenses, or otherwise transfers all or substantially all of its assets or (ii) merges with or into another entity.

     7.   Remedies.  In case any one or more of the Events of Default  specified
          --------
          in Section 6 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights wether by suit and/or equity and/or by action law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon the Note or enforce any other legal or equitable right of the Holder.

     8.   Severability.  In the event that one or more of the provisions of this
          ------------
          Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     9.   Governing Law   This Note and the right and obligations of the Obligor
          -------------
          and the Holder shall be governed by and construed in accordance with the laws of the State of New York. Any action to enforce this Note shall be in the federal or state court sitting in the City, County and State of New York.

     IN WITNESS WHEREOF, Fullcomm Technologies, Inc. has signed this Note this 16th day of August, 2000.


                                          OBLIGOR:

                                          FULLCOMM TECHNOLOGIES, INC.



                                          By: /s/ Howard M. Weinstein
                                             -----------------------------------
                                                Howard M. Weinstein
                                                Chief Executive Officer